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                                                                 EXHIBIT 10.13


               FIRST AMENDMENT TO THE PURITAN-BENNETT CORPORATION
                          PENSION BENEFIT MAKE UP PLAN

        THIS AMENDMENT to the Puritan-Bennett Corporation Pension Benefit Make Up Plan (the "Plan") is made by the Puritan-Bennett Corporation (the "Corporation"), effective as of the 7th day of November, 1994.

        WHEREAS, the Corporation reserved the right to amend the Plan at any time and from time to time; and

        WHEREAS, the Corporation now desires to amend the Plan as of the date first written above.

        NOW, THEREFORE, the Plan is amended as follows:

1. Section 5.01 of Article V is amended to include the following sentence at the end of the first paragraph:

                 Notwithstanding any provision herein to the contrary, no amendment or termination of this Plan which is made on or after the occurrence of a "Change in Control," as such term is defined in Section 1.1 of the Trust Agreement, shall affect any rights or benefits to which any Participant or beneficiary had become entitled pursuant to this Plan prior to the date of such amendment or termination without the express written consent of such Participant or beneficiary.

2.      A new Article VI is added to read in its entirety as follows:

                                   ARTICLE VI
                                   TRUST FUND

        The Corporation has established a trust fund pursuant to an agreement with Wachovia Bank of North Carolina, N.A., as trustee (the "Trustee"), dated November 7, 1994 (the "Trust Agreement"). Any payments to a Participant from such trust fund shall, to the extent thereof, discharge the Corporation's obligations pursuant to this Plan.


        IN WITNESS WHEREOF, the Corporation has executed this Amendment, effective as of the date first written above.

                                             PURITAN-BENNETT CORPORATION


                                             /s/ Lee A. Robbins
                                             By:    Lee A. Robbins
                                             Title:  Vice President





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ATTEST:


By: /s/ Daniel C. Weary

Title:  Secretary





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